UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5445

Name of Registrant:	Vanguard Fenway Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2005 - September 30, 2006

Item 1:	Reports to Shareholders

Vanguard® Equity Income Fund

> Annual Report

September 30, 2006

>

Returns for Vanguard Equity Income Fund were in line with its benchmark and well ahead of the average gain among its peer funds for the 2006 fiscal year. The fund’s Investor Shares returned 14.4%, and Admiral Shares, 14.5%.

>	The fund benefited from a defensive turn among investors, who embraced large companies with stable earnings and dividends.

>	The fund’s returns over the past decade have solidly outpaced both the broad market and the average return among peer funds.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2006
Total
Returns
Vanguard Equity Income Fund
Investor Shares	14.4%
AdmiralTM Shares[1]	14.5
Russell 1000 Value Index	14.6
Average Equity Income Fund[2]	11.7
Dow Jones Wilshire 5000 Index	10.5

Your Fund’s Performance at a Glance
September 30, 2005–September 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Equity Income Fund
Investor Shares	$23.73	$25.21	$0.710	$1.054
Admiral Shares	49.74	52.84	1.560	2.209

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The stock market took a defensive turn during Vanguard Equity Income Fund’s fiscal year ended September 30, 2006, benefiting the large, stable, dividend-paying companies the fund favors. The fund’s Investor Shares gained 14.4%; Admiral Shares were up 14.5%. The fund’s performance was in line with that of its index, the Russell 1000 Value Index, and well ahead of the average return among its peer funds.

The U.S. economy slowed as the fund’s fiscal year progressed, drawing investors to companies that tend to perform better in a weakened environment. For example, some of the fund’s biggest gains came from diversified financial companies and consumer staples stocks. These were attractive not only for their consistent dividends but also for their ability, relative to other sectors, to resist business cycles.

At the end of the fiscal year, the Equity Income Fund’s dividend yields were 2.79% and 2.93% for Investor and Admiral Shares, respectively.

Stocks endured some rough going, then recovered to post strong results

The stock market advanced through the first part of the fund’s fiscal year, then hit a speed bump in May, as investors feared that the economy was growing too rapidly. But a slowdown in the housing market, coupled with a late-summer decline in oil prices, helped to allay inflation concerns. The broad market rebounded to post a solid 10.5% return for the 12-month period. Value-oriented stocks outperformed growth stocks, and large-capitalization stocks edged out small-caps, one of the market’s best-performing segments in recent years.

International stocks handily outpaced domestic issues, continuing a multiyear trend. European and emerging market stocks fared particularly well. Stocks in the Pacific region also performed admirably, even though Japanese stocks did not fully participate in the global market’s summer recovery.

In the bond market, prices rallied as the Fed paused

At its August and September meetings, the Federal Reserve Board twice voted to maintain the federal funds rate at 5.25%, marking a pause in the central bank’s two-year inflation-fighting campaign. With investor sentiment buoyed by the Fed’s near-term inflation outlook, interest rates decreased, driving bond prices higher. The broad taxable bond market finished the period with a 3.7% return, and municipal bonds performed slightly better.

Although rates decreased along the entire maturity spectrum in late summer, the difference between the yields of the shortest- and longest-term issues remained narrow by historical standards. At the end of September, the U.S. Treasury yield curve was actually inverted, meaning that short-term issues such as 3-month and 6-month Treasury notes offered higher yields than those with longer maturities.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.2%	12.8%	7.6%
Russell 2000 Index (Small-caps)	9.9	15.5	13.8
Dow Jones Wilshire 5000 Index (Entire Market)	10.5	13.3	8.6
MSCI All Country World Index ex USA (International)	19.4	23.9	16.4

Bonds
Lehman Aggregate Bond Index (Broad Taxable Market)	3.7%	3.4%	4.8%
Lehman Municipal Bond Index	4.5	4.4	5.2
Citigroup 3-Month Treasury Bill Index	4.4	2.6	2.2

CPI
Consumer Price Index	2.1%	3.1%	2.6%

Last year’s best-performer list was turned on its head

The fund’s performance for the fiscal year just concluded was in some ways a mirror image of the report I delivered a year ago. Then, as now, the fund produced attractive double-digit gains. However, a year ago, energy and utilities stocks produced the lion’s share of the gain. During the most recent fiscal year, the fund’s holdings in both categories suffered declines while the financials sector—a laggard a year ago—was by far the top contributor to returns.

The so-called money center banks—whose business lines are much broader than retail banking—were the financials sector’s leaders. Bank of America, JPMorgan Chase, and Citigroup benefited from record levels of corporate bond issuance, an active merger and acquisition market, and increased exposure to rapidly growing international markets. Despite their strong absolute returns, the fund’s financials holdings didn’t quite keep pace with the index’s financials stocks, largely because of your fund’s slightly smaller allocation to this admirably performing sector.

Telecommunications stocks were also large contributors. Two industry giants that are merging—AT&T and BellSouth—were among the fund’s top-five contributors for the year. Gains were also strong among the fund’s consumer discretionary stocks, including Family Dollar Stores and International Game Technology, which manufactures computerized gaming equipment.

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Equity
	Shares	Shares	Income Fund
Equity Income Fund	0.31%	0.17%	1.37%

1 Fund expense ratios reflect the 12 months ended September 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

As I mentioned earlier, energy and utilities stocks were a drag on performance. ConocoPhillips, one of the fund’s largest holdings, was the biggest detractor for the year. It is part-owner of an Alaskan oil field that was temporarily shut down owing to a leaking pipeline. In the consumer discretionary sector, newspaper companies, whose advertising revenue is under pressure from the Internet, also hurt returns.

This discussion of fund performance is based on the entire portfolio, which is split between two managers: Wellington Management Company, LLP, and Vanguard Quantitative Equity Group. To read a report from each advisor, please turn to page 7.

Long-term performance puts fund ahead

The fund’s emphasis on dividend-paying stocks with low prices relative to earnings has produced competitive long-term results. As the table below shows, the Equity Income Fund Investor Shares’ average annual total return of 10.0% over the past decade exceeds that of its average peer fund by about 2 percentage points per year. An investor who put $10,000 into the Equity Income Fund ten years ago would have $4,185 more in his or her account than the balance produced by the average gain among peer-group funds.

Over the ten years ended September 30, the fund has also surpassed the average annual return of the broad-market Dow Jones Wilshire 5000 Composite Index

Total Returns
Ten Years Ended September 30, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Equity Income Fund Investor Shares	10.0%	$26,030
Russell 1000 Value Index	11.2	28,909
Average Equity Income Fund	8.1	21,845
Dow Jones Wilshire 5000 Composite Index	8.6	22,871

by more than 1 percentage point. However, over the same ten-year period, the fund’s return has lagged that of the Russell 1000 Value Index by slightly more than 1 percentage point.

Provision your portfolio for a long-term journey

Although the stock market finished the 12-month period with a solid return, the journey was circuitous: a strong start, a mid-May swoon, and a powerful finish. These ups and downs are an unavoidable fact of investing life.

Our time-tested counsel to shareholders navigating the market’s peaks and valleys in pursuit of long-term goals is to diversify both within and across asset classes. Within the stock market portion of your portfolio, for example, you can complement the large-cap-oriented Vanguard Equity Income Fund with smaller stocks, potentially moderating your portfolio’s volatility. And you can temper portfolio risk more dramatically by balancing stock funds with bond and money market funds in an allocation consistent with your goals and circumstances.

This simple plan gives you the opportunity to pursue the high potential returns available from stocks, while paying heed to risk control. Vanguard Equity Income Fund can play an important role in such a plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 16, 2006

Advisors’ Report

During the 12 months ended September 30, 2006, the Investor Shares of Vanguard Equity Income Fund returned 14.4% and the lower-cost Admiral Shares returned 14.5%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund.

The advisors, the percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2006 fiscal year and of how the portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Manager:

John R. Ryan, Senior Vice President, Partner

In our portion of the fund, we employ a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.

U.S. economic growth has begun to slow from the robust growth experienced in the first half of the Equity Income Fund’s fiscal 2006. In particular, as of the fiscal year-end, new housing starts were declining rapidly, automotive manufacturers had announced production cuts, and consumer spending was showing signs of slowing, owing to both higher interest rates and continued high energy prices.

Vanguard Equity Income Fund

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	57	2,741	A fundamental approach to seeking desirable stocks.
Company, LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential
			for dividend increases in the future.
Vanguard Quantitative Equity Group	38	1,844	Quantitative management with the primary
			assessment of a company’s future prospects made
			by evaluating its current valuation characteristics.
Cash Investments[1]	5	233	—

1 These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

As a result of these decelerating dynamics, we anticipate that U.S. economic growth will slow to the 2%–3% range, but without triggering a recession. We have recently seen significant declines in both the price of oil and interest rates, which we hope will enable consumers to improve their liquidity and cushion the expected economic weakness.

Global economic growth remains strong as major economies expand concurrently. Despite our expectation that domestic economic growth will slow, we anticipate that global economic growth will remain strong over the next 12 months.

Over the fiscal year, our stock purchases for the fund exhibited no overall theme, but, rather, reflected stock-specific fundamentals. Among our largest purchases were Pitney Bowes, General Electric, Allstate, and Host Hotels & Resorts. Our sales consisted of stocks that reached our price targets, such as Caterpillar, Rockwell Automation, Emerson Electric, and Regency Centers Corp. REIT. Within energy, we sold BP and bought Chevron, a company that we felt had more attractive valuation measures.

Vanguard Quantitative Equity Group

Portfolio Manager:

James P. Stetler, Principal

Our portion of the fund is managed using a quantitative strategy that focuses on valuation characteristics. We identify securities whose current valuation characteristics are attractive relative to both their history and to the market.

Unlike our other quantitatively managed portfolios, we do not “risk-control” the Equity Income portfolio to have the same market capitalization and sector exposures as the benchmark. This process can, over time, rotate the portfolio out of specific stocks and sectors that have been performing well and into those higher-yielding stocks and sectors that have been under pressure. As these companies revert upward to their long-term pricing mean, we hope to capture that potential for capital appreciation, while ensuring that a high proportion of investors’ returns will come from relatively safe dividend income.

Over the past year, sector-weighting differences between the portfolio and its benchmark, the Russell 1000 Value Index, had a net positive impact on the fund’s overall performance. Underweightings in the energy and utility sectors were strong contributors to relative performance, although an overweighted position in consumer discretionary stocks detracted from our results. In terms of individual security positions, our portfolio benefited from strong returns among some of our consumer stock holdings (e.g., Family Dollar Stores, International Game Technology, and Mattel) and an overweighted position in financial services firm State Street. Some of our other financial picks did not fare as well, as we were underrepresented in some of the largest high-performing money center banks (e.g., Bank of America, JPMorgan Chase, and Citigroup).

Fund Profile

As of September 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	153	614	4,974
Median Market Cap	$37.5B	$49.0B	$27.5B
Price/Earnings Ratio	16.0x	14.7x	17.2x
Price/Book Ratio	2.6x	2.2x	3.7x
Yield		2.5%	1.7%
Investor Shares	2.8%
Admiral Shares	2.9%
Return on Equity	19.8%	17.3%	15.4%
Earnings Growth Rate	12.8%	15.6%	15.7%
Foreign Holdings	2.7%	0.0%	1.1%
Turnover Rate	26%	—	—
Expense Ratio		—	—
Investor Shares	0.31%
Admiral Shares	0.17%
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	10%	8%	12%
Consumer Staples	12	8	9
Energy	6	13	9
Financials	30	37	23
Health Care	10	7	12
Industrials	10	7	11
Information Technology	2	4	15
Materials	7	4	3
Telecommunication Services	6	6	3
Utilities	6	6	3
Short-Term Reserves	1%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.79
Beta	0.91	0.77

Ten Largest Holdings[4] (% of total net assets)

Bank of America Corp.	diversified financial services	3.5%
AT&T Inc.	integrated telecommunication services	3.1
ExxonMobil Corp.	integrated oil and gas	2.5
Citigroup, Inc.	diversified financial services	2.4
General Electric Co.	industrial conglomerates	1.9
Wyeth	pharmaceuticals	1.8
Altria Group, Inc.	tobacco	1.6
Wells Fargo & Co.	diversified banks	1.5
UBS AG (New York Shares)	diversified capital markets	1.5
Pfizer Inc.	pharmaceuticals	1.4
Top Ten		21.2%

Investment Focus

1 Russell 1000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 28.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1996–September 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Income Fund Investor Shares	14.39%	8.34%	10.04%	$26,030
Dow Jones Wilshire 5000 Index	10.48	8.64	8.62	22,871
Russell 1000 Value Index	14.62	10.73	11.20	28,909
Average Equity Income Fund[1]	11.74	8.15	8.13	21,845

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[2]	Investment
Equity Income Fund Admiral Shares	14.55%	8.46%	6.87%	$140,636
Dow Jones Wilshire 5000 Index	10.48	8.64	5.49	131,573
Russell 1000 Value Index	14.62	10.73	8.19	149,796

1 Derived from data provided by Lipper Inc.

2 August 13, 2001.

Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

Fiscal-Year Total Returns (%): September 30, 1996–September 30, 2006

Financial Statements

Statement of Net Assets

As of September 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.1%)[1]
Consumer Discretionary (8.9%)
	Gannett Co., Inc.	709,000	40,292
	Mattel, Inc.	1,668,210	32,864
	Family Dollar Stores, Inc.	1,101,100	32,196
	Jones Apparel Group, Inc.	890,700	28,894
^	General Motors Corp.	856,800	28,497
	Gentex Corp.	1,942,901	27,609
	Leggett & Platt, Inc.	1,014,300	25,388
	Brunswick Corp.	736,300	22,965
	Newell Rubbermaid, Inc.	776,700	21,996
^	New York Times Co. Class A	905,800	20,815
	Tribune Co.	631,820	20,673
	The McClatchy Co. Class A	365,265	15,411
	Regal Entertainment Group Class A	748,800	14,841
	Station Casinos, Inc.	247,800	14,330
	Eastman Kodak Co.	633,224	14,184
	International Game Technology	327,297	13,583
	Dow Jones & Co., Inc.	395,400	13,262
	McDonald’s Corp.	311,600	12,190
	Belo Corp. Class A	754,100	11,922
	Limited Brands, Inc.	442,112	11,712
	OSI Restaurant Partners, Inc.	210,700	6,681
			430,305
Consumer Staples (11.8%)
	Altria Group, Inc.	1,021,455	78,192
	Kimberly-Clark Corp.	943,775	61,685
	Colgate-Palmolive Co.	719,000	44,650
	Kellogg Co.	805,310	39,879
	General Mills, Inc.	689,473	39,024
	PepsiCo, Inc.	561,500	36,644
^	Kraft Foods Inc.	926,997	33,057
	Sysco Corp.	920,800	30,801
	ConAgra Foods, Inc.	1,198,900	29,349
	The Coca-Cola Co.	643,505	28,752
	Avon Products, Inc.	924,600	28,348
	Campbell Soup Co.	601,100	21,940
	Diageo PLC ADR	301,850	21,443

Anheuser-Busch Cos., Inc.	299,000	14,206
Sara Lee Corp.	818,470	13,153
H.J. Heinz Co.	294,100	12,332
The Procter & Gamble Co.	167,220	10,364
J.M. Smucker Co.	149,400	7,164
The Hershey Co.	125,700	6,719
Wm. Wrigley Jr. Co.	100,800	4,643
The Clorox Co.	60,897	3,837
		566,182
Energy (5.5%)
ExxonMobil Corp.	1,798,305	120,666
Chevron Corp.	806,600	52,316
ConocoPhillips Co.	814,400	48,481
Royal Dutch Shell PLC ADR Class B	289,877	19,822
Royal Dutch Shell PLC ADR Class A	212,500	14,046
Kinder Morgan, Inc.	55,750	5,845
BP PLC ADR	85,158	5,585
		266,761
Financials (28.4%)
Capital Markets (4.7%)
UBS AG (New York Shares)	1,212,800	71,931
The Bank of New York Co., Inc.	1,213,500	42,788
Merrill Lynch & Co., Inc.	546,023	42,710
Mellon Financial Corp.	769,600	30,091
State Street Corp.	438,114	27,338
Northern Trust Corp.	225,900	13,199

Commercial Banks (8.0%)
Wells Fargo & Co.	2,054,330	74,326
Wachovia Corp.	848,824	47,364
PNC Financial Services Group	588,782	42,651
U.S. Bancorp	1,259,179	41,830
SunTrust Banks, Inc.	458,100	35,402
Fifth Third Bancorp	732,700	27,901
Comerica, Inc.	350,200	19,933
City National Corp.	206,900	13,875

			Market
			Value•
		Shares	($000)
	BB&T Corp.	311,800	13,651
	Popular, Inc.	700,400	13,616
	First Horizon National Corp.	352,000	13,380
	Huntington Bancshares Inc.	538,500	12,886
	Synovus Financial Corp.	353,000	10,368
	Zions Bancorp	105,300	8,404
	FirstMerit Corp.	248,000	5,746
	TCF Financial Corp.	109,895	2,889

	Diversified Financial Services (7.0%)
	Bank of America Corp.	3,188,638	170,815
	Citigroup, Inc.	2,320,966	115,282
	JPMorgan Chase & Co.	1,111,300	52,187

	Insurance (5.2%)
	The Allstate Corp.	818,800	51,363
	The Chubb Corp.	924,200	48,021
	ACE Ltd.	574,200	31,426
	Cincinnati Financial Corp.	606,843	29,165
	MBIA, Inc.	444,235	27,294
	Arthur J. Gallagher & Co.	864,439	23,055
	Marsh & McLennan Cos., Inc.	543,100	15,288
	Fidelity National Financial, Inc.	309,940	12,909
	Nationwide Financial Services, Inc.	139,100	6,691
	Mercury General Corp.	72,200	3,582
^	Fidelity National Title Group, Inc. Class A	54,239	1,137

	Real Estate (0.9%)
	Host Marriott Corp. REIT	1,654,800	37,945
	KKR Financial Corp. REIT	297,900	7,311

	Thrifts & Mortgage Finance (2.6%)
	Freddie Mac	463,100	30,717
	New York Community
	Bancorp, Inc.	1,669,300	27,343
	Washington Mutual, Inc.	522,265	22,703
	Fannie Mae	313,900	17,550
	Countrywide Financial Corp.	449,900	15,765
	Astoria Financial Corp.	338,250	10,425
			1,370,253
Health Care (9.5%)
	Wyeth	1,700,598	86,458
	Pfizer Inc.	2,428,880	68,883
	Abbott Laboratories	1,417,770	68,847
	Bristol-Myers Squibb Co.	2,210,132	55,076
	Baxter International, Inc.	964,400	43,842
	AstraZeneca Group PLC ADR	491,300	30,706
	Eli Lilly & Co.	538,049	30,669
	Johnson & Johnson	470,805	30,574

Merck & Co., Inc.	705,314	29,553
GlaxoSmithKline PLC ADR	228,393	12,157
		456,765
Industrials (9.8%)
General Electric Co.	2,648,272	93,484
United Parcel Service, Inc.	705,400	50,746
Deere & Co.	584,800	49,071
Pitney Bowes, Inc.	1,040,335	46,160
Caterpillar, Inc.	674,300	44,369
Waste Management, Inc.	789,300	28,952
American Standard Cos., Inc.	657,500	27,595
3M Co.	343,900	25,593
Goodrich Corp.	617,700	25,029
R.R. Donnelley & Sons Co.	541,900	17,861
Honeywell International Inc.	401,762	16,432
Masco Corp.	565,444	15,505
American Power Conversion Corp.	423,409	9,298
Avery Dennison Corp.	141,500	8,514
Ingersoll-Rand Co.	163,800	6,221
The Boeing Co.	77,732	6,129
		470,959
Information Technology (1.2%)
Automatic Data
Processing, Inc.	628,100	29,734
Paychex, Inc.	299,400	11,033
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,146,100	11,003
Intel Corp.	264,900	5,449
		57,219
Materials (6.9%)
Dow Chemical Co.	1,502,945	58,585
E.I. du Pont de Nemours & Co.	988,727	42,357
Alcoa Inc.	1,384,100	38,810
Air Products & Chemicals, Inc.	500,700	33,232
PPG Industries, Inc.	457,400	30,682
Packaging Corp. of America	1,155,000	26,796
International Paper Co.	753,970	26,110
Weyerhaeuser Co.	421,200	25,916
Bowater Inc.	1,189,684	24,472
Valspar Corp.	467,600	12,438
Freeport-McMoRan Copper & Gold, Inc. Class B	124,200	6,615
Temple-Inland Inc.	120,400	4,828
		330,841
Telecommunication Services (5.8%)
AT&T Inc.	4,624,353	150,569
Verizon Communications Inc.	1,567,657	58,207
BellSouth Corp.	962,106	41,130

		Market
		Value•
	Shares	($000)
Sprint Nextel Corp.	1,004,400	17,225
Vodafone Group PLC ADR	481,687	11,011
Chunghwa Telecom Co., Ltd. ADR	180,100	3,118
		281,260
Utilities (6.0%)
FPL Group, Inc.	1,262,566	56,816
Dominion Resources, Inc.	694,985	53,159
Exelon Corp.	646,500	39,139
PPL Corp.	726,300	23,895
SCANA Corp.	563,400	22,688
Southern Co.	624,400	21,517
Consolidated Edison Inc.	414,800	19,164
Northeast Utilities	618,300	14,388
Duke Energy Corp.	416,634	12,582
Pinnacle West Capital Corp.	250,200	11,272
Entergy Corp.	113,200	8,856
NiSource, Inc.	299,500	6,511
		289,987
Exchange-Traded Funds (1.3%)
[2] Vanguard Value ETF	963,400	61,369
Total Common Stocks
(Cost $3,687,084)		4,581,901
Temporary Cash Investments (5.8%)[1]
Money Market Fund (4.2%)
[3] Vanguard Market Liquidity
Fund, 5.306%	159,914,315	159,914
[3] Vanguard Market Liquidity
Fund, 5.306%—Note G	45,185,000	45,185
		205,099

Repurchase Agreement (1.3%)
Goldman, Sachs & Co. 5.370%,
10/2/06 (Dated 9/30/06,
Repurchase Value
$61,027,000, collateralized
by Federal Home Loan
Mortgage Corp. 4.500%,
4/1/20, Federal National
Mortgage Assn.
5.000%, 9/1/35)	61,000	61,000
U.S. Agency Obligations (0.3%)
[4] Federal Home Loan
Mortgage Corp.
5.199%, 10/17/2006	1,000	998
[5] 5.193%, 10/18/2006	3,000	2,993
[5] 5.150%, 12/26/2006	9,500	9,386
[4] Federal National
Mortgage Assn.
[5] 5.336%, 10/4/2006	2,000	1,999
		15,376
Total Temporary Cash Investments
(Cost $281,473)		281,475
Total Investments (100.9%)
(Cost $3,968,557)		4,863,376
Other Assets and Liabilities (–0.9%)
Other Assets—Note C		17,782
Liabilities—Note G		(62,739)
		(44,957)
Net Assets (100%)		4,818,419

At September 30, 2006, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	3,701,588
Overdistributed Net Investment Income	(1,037)
Accumulated Net Realized Gains	220,461
Unrealized Appreciation
Investment Securities	894,819
Futures Contracts	2,588
Net Assets	4,818,419

Investor Shares—Net Assets
Applicable to 120,394,101 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	3,035,218
Net Asset Value Per Share—
Investor Shares	$25.21

Admiral Shares—Net Assets
Applicable to 33,746,469 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	1,783,201
Net Asset Value Per Share—
Admiral Shares	$52.84

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 2.1%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $14,378,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended
September 30, 2006
($000)
Investment Income
Income
Dividends[1]	136,452
Interest[1]	5,068
Security Lending	685
Total Income	142,205
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,276
Performance Adjustment	(360)
The Vanguard Group—Note C
Management and Administrative
Investor Shares	5,914
Admiral Shares	1,296
Marketing and Distribution
Investor Shares	733
Admiral Shares	284
Custodian Fees	136
Auditing Fees	26
Shareholders’ Reports
Investor Shares	99
Admiral Shares	4
Trustees’ Fees and Expenses	5
Total Expenses	11,413
Expenses Paid Indirectly—Note D	(159)
Net Expenses	11,254
Net Investment Income	130,951
Realized Net Gain (Loss)
Investment Securities Sold[1]	248,532
Futures Contracts	2,550
Realized Net Gain (Loss)	251,082
Change in Unrealized Appreciation (Depreciation)
Investment Securities	214,147
Futures Contracts	2,521
Change in Unrealized Appreciation (Depreciation)	216,668
Net Increase (Decrease) in Net Assets Resulting from Operations	598,701

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,684,000, $3,237,000, and $3,484,000, respectively.

Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	130,951	112,916
Realized Net Gain (Loss)	251,082	223,447
Change in Unrealized Appreciation (Depreciation)	216,668	108,524
Net Increase (Decrease) in Net Assets Resulting from Operations	598,701	444,887
Distributions
Net Investment Income
Investor Shares	(83,049)	(84,682)
Admiral Shares	(49,152)	(26,180)
Realized Capital Gain[1]
Investor Shares	(124,461)	(149,036)
Admiral Shares	(65,693)	(31,863)
Total Distributions	(322,355)	(291,761)
Capital Share Transactions—Note H
Investor Shares	(73,058)	(28,703)
Admiral Shares	263,647	779,228
Net Increase (Decrease) from Capital Share Transactions	190,589	750,525
Total Increase (Decrease)	466,935	903,651
Net Assets
Beginning of Period	4,351,484	3,447,833
End of Period[2]	4,818,419	4,351,484

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $20,387,000 and $74,551,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets–End of Period includes undistributed (overdistributed) net investment income of ($1,037,000) and $213,000.

Financial Highlights

Equity Income Fund Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.73	$22.82	$20.11	$17.36	$22.22
Investment Operations
Net Investment Income	.703	.653	.576	.50	.48
Net Realized and Unrealized Gain (Loss)
on Investments	2.541	2.069	3.196	2.75	(4.26)
Total from Investment Operations	3.244	2.722	3.772	3.25	(3.78)
Distributions
Dividends from Net Investment Income	(.710)	(.640)	(.585)	(.50)	(.48)
Distributions from Realized Capital Gains	(1.054)	(1.172)	(.477)	—	(.60)
Total Distributions	(1.764)	(1.812)	(1.062)	(.50)	(1.08)
Net Asset Value, End of Period	$25.21	$23.73	$22.82	$20.11	$17.36

Total Return	14.39%	12.27%	19.07%	18.87%	–17.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,035	$2,934	$2,838	$2,221	$1,776
Ratio of Total Expenses to
Average Net Assets[1]	0.31%	0.32%	0.32%	0.45%	0.46%
Ratio of Net Investment Income to
Average Net Assets	2.94%	2.80%	2.61%	2.61%	2.21%
Portfolio Turnover Rate	26%	42%	36%	55%	21%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.03%, and 0.03%.

Equity Income Fund Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$49.74	$47.83	$42.15	$36.39	$46.57
Investment Operations
Net Investment Income	1.545	1.434	1.255	1.078	1.040
Net Realized and Unrealized Gain (Loss)
on Investments	5.324	4.338	6.698	5.770	(8.918)
Total from Investment Operations	6.869	5.772	7.953	6.848	(7.878)
Distributions
Dividends from Net Investment Income	(1.560)	(1.406)	(1.273)	(1.088)	(1.044)
Distributions from Realized Capital Gains	(2.209)	(2.456)	(1.000)	—	(1.258)
Total Distributions	(3.769)	(3.862)	(2.273)	(1.088)	(2.302)
Net Asset Value, End of Period	$52.84	$49.74	$47.83	$42.15	$36.39

Total Return	14.55%	12.42%	19.19%	18.98%	–17.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,783	$1,417	$610	$416	$253
Ratio of Total Expenses to
Average Net Assets[1]	0.17%	0.19%	0.22%	0.35%	0.39%
Ratio of Net Investment Income to
Average Net Assets	3.08%	2.96%	2.71%	2.71%	2.29%
Portfolio Turnover Rate	26%	42%	36%	55%	21%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.03%, and 0.03%. See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the name Vanguard Fenway Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income average.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $462,000 for the year ended September 30, 2006.

For the year ended September 30, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.07% of the fund’s average net assets before a decrease of $360,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2006, the fund had contributed capital of $489,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.49% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2006, these arrangements reduced expenses by $159,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $25,631,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2006, the fund had $28,428,000 of ordinary income and $200,159,000 of long-term capital gains available for distribution.

At September 30, 2006, cost of investment securities for tax purposes was $3,969,000. Net unrealized appreciation of investment securities for tax purposes was $894,724,000, consisting of unrealized gains of $956,602,000 on securities that had risen in value since their purchase and $61,878,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	367	123,440	2,260
E-mini S&P 500 Index	817	54,960	328

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended September 30, 2006, the fund purchased $1,106,673,000 of investment securities and sold $1,243,841,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at September 30, 2006, was $43,786,000, for which the fund received cash collateral of $45,185,000.

H. Capital share transactions for each class of shares were:

		Year Ended September 30,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	555,813	23,157	835,292	35,731
Issued in Lieu of Cash Distributions	188,442	8,066	212,252	9,176
Redeemed	(817,313)	(34,482)	(1,076,247)	(45,633)
Net Increase (Decrease)—Investor Shares	(73,058)	(3,259)	(28,703)	(726)
Admiral Shares
Issued	426,653	8,510	864,898	17,467
Issued in Lieu of Cash Distributions	92,378	1,884	43,432	894
Redeemed	(255,384)	(5,137)	(129,102)	(2,620)
Net Increase (Decrease)—Admiral Shares	263,647	5,257	779,228	15,741

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard Equity Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2006

Special 2006 tax information (unaudited) for Vanguard Equity Income Fund

This information for the fiscal year ended September 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $192,824,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

The fund distributed $132,201,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 79.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Equity Income Investor Shares
Periods Ended September 30, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	14.39%	8.34%	10.04%
Returns After Taxes on Distributions	13.05	7.23	8.37
Returns After Taxes on Distributions and Sale of Fund Shares	10.69	6.83	7.98

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	3/31/2006	9/30/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,076.04	$1.67
Admiral Shares	1,000.00	1,076.57	0.94
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.46	$1.62
Admiral Shares	1,000.00	1,024.17	0.91

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 26 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
142 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
142 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
142 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
142 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
142 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
142 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
142 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
142 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
142 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q650 112006

Vanguard® Growth Equity Fund

> Annual Report

September 30, 2006

>	For the year ended September 30, 2006, Vanguard Growth Equity Fund gained 4.7%, topping the average return of peer funds but trailing the performance of its benchmark index.

>	Poor stock selection within two of the fund’s largest sectors—technology and health care—put a drag on performance.

>	The 2006 fiscal year was generally a tough one for growth stocks, with a market environment that consistently favored value-oriented shares.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	11
Your Fund’s After-Tax Returns	19
About Your Fund’s Expenses	20
Trustees Approve Advisory Agreement	22
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2006
Total
Return
Vanguard Growth Equity Fund	4.7%
Russell 1000 Growth Index	6.0
Average Large-Cap Growth Fund[1]	3.5
Dow Jones Wilshire 5000 Index	10.5

Your Fund’s Performance at a Glance
September 30, 2005–September 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth Equity Fund	$10.05	$10.52	$0.001	$0.000

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Growth Equity Fund returned 4.7% for the 12 months ended September 30, 2006, finishing below the 6.0% gain of the Russell 1000 Growth Index, but ahead of the 3.5% average return captured by large-capitalization growth funds.

Within the fund’s important consumer discretionary sector, the investment advisor excelled in choosing some of the best-performing stocks, helping the portfolio to outperform the index. On the other hand, on an absolute basis, the advisor’s stock selections in the large health care and information technology sectors were disappointing. Strong gains from top-ten holdings such as Google and Apple Computer were offset by large exposures to poorly performing companies such as eBay and QUALCOMM.

Stocks endured some rough going, then recovered to post strong results

The stock market advanced through the first part of the fund’s fiscal year, then hit a speed bump in May, as investors feared that the economy was growing too rapidly. But a slowdown in the housing market, coupled with a late-summer decline in oil prices, helped to allay inflation concerns. The broad market rebounded to post a solid 10.5% return for the 12-month period. Value-oriented stocks outperformed growth stocks, and large-capitalization stocks edged out small-caps, one of the market’s best-performing segments in recent years.

2

International stocks handily outpaced domestic issues, continuing a multiyear trend. European and emerging market stocks fared particularly well. Stocks in the Pacific region also performed admirably, even though Japanese stocks did not fully participate in the global market’s summer recovery.

In the bond market, prices rallied as the Fed paused

At its August and September meetings, the Federal Reserve Board twice voted to maintain the federal funds rate at 5.25%, marking a pause in the central bank’s two-year inflation-fighting campaign. With investor sentiment buoyed by the Fed’s near-term inflation outlook, interest rates decreased, driving bond prices higher. The broad taxable bond market finished the period with a 3.7% return, and municipal bonds performed slightly better.

Although rates decreased along the entire maturity spectrum in late summer, the difference between the yields of the shortest- and longest-term issues remained narrow by historical standards. At the end of September, the U.S. Treasury yield curve was actually inverted, meaning that short-term issues such as 3-month and 6-month Treasury notes offered higher yields than those with longer maturities.

The advisor’s stock selections were spotty across growth sectors

During fiscal 2006, Vanguard Growth Equity Fund was, like its benchmark, heavily weighted in three sectors: information technology, health care,

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.2%	12.8%	7.6%
Russell 2000 Index (Small-caps)	9.9	15.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	10.5	13.3	8.6
MSCI All Country World Index ex USA (International)	19.4	23.9	16.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	3.7%	3.4%	4.8%
Lehman Municipal Bond Index	4.5	4.4	5.2
Citigroup 3-Month Treasury Bill Index	4.4	2.6	2.2

CPI
Consumer Price Index	2.1%	3.1%	2.6%

3

and consumer discretionary. Shrewd stock selection by the fund’s advisor, Turner Investment Partners, in the consumer discretionary sector helped the portfolio to outperform the index’s holdings and captured the returns of some of the best-performing stocks. Familiar brands such as Starbucks, Sony, and apparel maker Coach did very well during the year.

Information technology and health care accounted for nearly half of the portfolio’s holdings. Unfortunately, the advisor’s successes with consumer stocks were not duplicated here. Although the fund did hold some of the period’s best-performing tech stocks—such as Hewlett-Packard and Akamai Technologies and top-ten holdings Google and Apple Computer—it also held stocks that performed poorly, and large exposures to companies such as eBay and QUALCOMM offset gains made elsewhere. In the health care sector, the fund held many of the period’s mediocre performers, and did not hold other stocks that thrived.

In the consumer staples and industrials sectors, the advisor’s picks underperformed those in the index; in the financials and telecommunication services sectors, on the other hand, the fund’s stocks outperformed. Both Chicago Mercantile Exchange and NII Holdings did well during the year. The gains made in these sectors, however, were not significant enough to offset the fund’s other, larger sector commitments.

Over a decade, the fund slightly led its benchmark

For the decade that ended September 30, Vanguard Growth Equity Fund’s annualized gain bested that of its benchmark index and the average return of its peers by a

Total Returns
Ten Years Ended September 30, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Growth Equity Fund[1]	5.7%	$17,362
Russell 1000 Growth Index	5.5	17,009
Average Large-Cap Growth Fund	5.6	17,300
Dow Jones Wilshire 5000 Composite Index	8.6	22,871

1 Prior to June 12, 2000, the fund was organized as the Turner Growth Equity Fund.

4

slim margin. Like other funds that are concentrated in growth stocks, the fund has been slow to recover from the brutal downturn that followed the exhilarating advances of 1999 and early 2000.

Looking at the fund’s long-term gain tends to mask one of the realities of investing in such a highly concentrated, aggressive fund—namely, its volatility. Turner Investment Partners seeks out stocks of companies whose earnings are on the upswing and then tries to sell them before earnings begin to decline, a strategy that can by turns produce heady gains or rough patches. For example, the fund’s best single-year gain exceeded 50% in fiscal-year 2000; that was immediately followed by its biggest single-year decline. Our long-term expectation, of course, is that the advisor’s disciplined execution of this aggressive strategy will produce solid performance for long-term shareholders. This goal is made more obtainable by the fund’s historically low expenses, which allow investors to keep as much of the fund’s return as possible.

The fund’s strategy rewards a long-term perspective

Central to Turner’s strategy is the conviction that earnings expectations drive stock performance, and the advisor is particularly vigilant regarding the earnings and revenue targets of the companies the fund holds. In addition, the advisor executes this aggressive strategy with relatively high portfolio turnover.

While Turner has succeeded, over time, in adding value using this approach, there is short-term risk, embedded in such an

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Large-Cap
	Fund	Growth Fund
Growth Equity Fund	0.91%	1.46%

1 Fund expense ratio reflects the 12 months ended September 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

5

aggressive strategy. Only by sticking with the Growth Equity Fund over a long period can investors benefit from the fund’s aggressive style.

As we have counseled investors through the years, sticking with a carefully considered, balanced portfolio of stock, bond, and money market funds suited to your unique circumstances can be critical to your long-term investing success. We believe low-cost, diversified index funds are best at the core of your portfolio, with actively managed funds such as Vanguard Growth Equity Fund playing a valuable, but limited, secondary role.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 10, 2006

6

Advisor’s Report

Throughout the 12 months ended September 30, the market had to contend with investor uncertainty about possible Federal Reserve Board actions regarding interest rates, an acceleration in the inflation rate, higher energy prices, and the strength of the economy. Investors fretted that the Fed would ultimately either hike rates not enough, which could intensify inflationary trends, or hike rates too much, which could bring on a recession. After raising the target federal funds rate 17 consecutive times since 2004, the Fed held the line in August and again in September, keeping its short-term rate target at 5.25%.

Despite the uncertainties, equities provided good results, with the Russell 1000 Index climbing more than 10% for the 12-month period. However, valuations continued to contract, and investors remained focused on cheaper stocks with lower expected earnings. Therefore, the performance of value stocks trounced that of growth issues by more than 800 basis points—8 percentage points—for the year. In a tough environment, the Growth Equity Fund trailed the return of its performance benchmark by 1.3 percentage points.

We continue to position the portfolio to have roughly the same sector allocations as the Russell 1000 Growth Index, leaving stock selection as the key source of potential excess return versus the benchmark. During the 12-month period, the health care sector was largely responsible for the fund’s underperformance versus the benchmark. Within this sector we had success with Gilead Sciences, on the strength of its HIV-treatment business, and with the foreign pharmaceutical companies Roche Holding and AstraZeneca. However, results were weighed down in part by Wyeth. This stock traded lower because of an FDA warning letter citing concerns involving a key manufacturing plant. Given the near-term uncertainty regarding operations at the facility, we elected to sell the stock and wait for more clarity on the situation. Johnson & Johnson was another stock that hurt relative results. We sold this stock late in 2005, and it subsequently rebounded. However, we believe the company will struggle to generate continued earnings growth in the future.

The industrials sector also weighed down relative results, as Caterpillar detracted from performance. We sold the stock late in 2005 because of concerns that manufacturing costs would crimp earnings. We bought it back in the second quarter in anticipation of stronger commercial construction activity in the United States and emerging markets. In retrospect, we would have been better off holding the stock from start to finish.

The telecommunication services sector, with a gain of about 40%, posted the greatest absolute return for the fund and also its best performance relative to the benchmark index. Excess return in the sector was driven by our holdings in America Movil and NII Holdings. These companies provide wireless services to Latin American markets, which have very low wireless penetration and adoption rates that continue to ramp up nicely.

7

The financials sector also contributed to the fund’s performance on both an absolute and relative basis. The general rebound in the U.S. stock market gave a boost to stocks of companies with exposure to the market. Standouts included T. Rowe Price and Charles Schwab. T. Rowe Price continues to experience strong institutional cash flows, and we believe it is poised to do well as a result of the recently approved Pension Protection Act. This measure is aimed at shoring up the nation’s ailing pension system by requiring employers to improve the funding status of their pension plans. It also encourages employee participation in defined contribution plans and IRAs, which should help fuel asset growth. Although Charles Schwab witnessed a modest slowdown in trading during the summer months, customer assets continued to rise at a healthy pace as cash deposits and fixed income investing proved popular.

As this is written, the bull market for stocks, which began in late 2002, is getting long in the tooth. But there’s been a steady reduction in the market’s price/earnings multiple since 2002; during that time, corporate profits have risen more than 120%, but the market is up only about 70%. By that standard, we think the market still has some upside potential, despite the headwinds of weaker housing sales and high energy prices.

We bring a bottom-up perspective to our research, and we continue to find stocks with healthy earnings growth that trade at reasonable valuations. The Growth Equity Fund now has a price/earnings multiple that is below 20 times next year’s projected earnings, with an estimated earnings growth that is above 20%. As the economy slows a bit, we believe that it is possible for valuations to expand for stocks of companies that can post above-market earnings growth. In such an environment, growth stocks may finally, after seven years, begin to outperform value stocks for a sustained period.

Bob Turner

Chairman and Chief Investment Officer

Turner Investment Partners

October 10, 2006

8

Fund Profile

As of September 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	81	683	4,974
Median Market Cap	$25.4B	$34.4B	$27.5B
Price/Earnings Ratio	24.9x	21.1x	17.2x
Price/Book Ratio	4.1x	4.0x	3.7x
Yield	0.4%	1.2%	1.7%
Return on Equity	18.0%	19.8%	15.4%
Earnings Growth Rate	22.8%	18.8%	15.7%
Foreign Holdings	8.4%	0.0%	1.1%
Turnover Rate	147%	—	—
Expense Ratio	0.91%	—	—
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	16%	14%	12%
Consumer Staples	8	10	9
Energy	3	4	9
Financials	10	8	23
Health Care	19	18	12
Industrials	10	14	11
Information Technology	28	27	15
Materials	3	3	3
Telecommunication Services	3	1	3
Utilities	0	1	3

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.90	0.88
Beta	1.22	1.28

Ten Largest Holdings[4] (% of total net assets)

General Electric Co.	industrial conglomerates	4.0%
Cisco Systems, Inc.	communications equipment	3.7
Google Inc.	internet software and services	3.3
PepsiCo, Inc.	soft drinks	2.8
Gilead Sciences, Inc.	biotechnology	2.3
The Procter & Gamble Co.	household products	2.2
Apple Computer, Inc.	computer hardware	2.0
International Game Technology	casinos and gaming	2.0
Texas Instruments, Inc.	semiconductors	1.8
Baxter International, Inc.	health care equipment	1.8
Top Ten		25.9%

Investment Focus

1 Russell 1000 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 23.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1996–September 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth Equity Fund	4.69%	5.16%	5.67%	$17,362
Dow Jones Wilshire 5000 Index	10.48	8.64	8.62	22,871
Russell 1000 Growth Index	6.04	4.42	5.46	17,009
Average Large-Cap Growth Fund[1]	3.53	3.31	5.63	17,300

Fiscal-Year Total Returns (%): September 30, 1996–September 30, 2006

1 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 15 for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets

As of September 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (16.0%)
	International Game Technology	366,280	15,201
	News Corp., Class A	641,750	12,610
*	Comcast Corp. Class A	305,730	11,266
*	Coach, Inc.	310,201	10,671
	Omnicom Group Inc.	98,420	9,212
*	Las Vegas Sands Corp.	125,120	8,552
*	Toyota Motor Corp. ADR	69,570	7,576
	TJX Cos., Inc.	256,060	7,177
*	Starbucks Corp.	194,530	6,624
*^	Nutri/System Inc.	102,580	6,390
	Nordstrom, Inc.	149,160	6,309
	Abercrombie & Fitch Co.	79,290	5,509
	Starwood Hotels & Resorts Worldwide, Inc.	89,380	5,112
*	Scientific Games Corp.	153,880	4,893
*	Focus Media Holding Ltd. ADR	74,930	4,340
			121,442
Consumer Staples (7.9%)
	PepsiCo, Inc.	330,890	21,594
	The Procter & Gamble Co.	273,090	16,926
	Archer-Daniels-Midland Co.	245,630	9,305
	Fomento Economico Mexicano, SA de CV ADR	77,160	7,480
	CVS Corp.	151,560	4,868
			60,173
Energy (3.4%)
*	Cameron International Corp.	187,080	9,038
*	National Oilwell Varco Inc.	147,660	8,645
	XTO Energy, Inc.	187,950	7,918
			25,601
Financials (10.1%)
	The Goldman Sachs Group, Inc.	71,500	12,096
	UBS AG (New York Shares)	187,810	11,139

	Charles Schwab Corp.	618,650	11,074
	T. Rowe Price Group Inc.	224,800	10,757
	The Chicago Mercantile Exchange	20,100	9,613
	The Chubb Corp.	159,570	8,291
	Wells Fargo & Co.	214,780	7,771
*	CB Richard Ellis Group, Inc.	233,390	5,741
			76,482
Health Care (18.5%)
*	Gilead Sciences, Inc.	257,520	17,692
	Baxter International, Inc.	305,700	13,897
	Abbott Laboratories	269,910	13,107
	Roche Holding AG ADR	130,140	11,286
	Allergan, Inc.	90,420	10,182
*	Express Scripts Inc.	134,380	10,144
*	WellPoint Inc.	130,860	10,083
	Quest Diagnostics, Inc.	147,400	9,015
*	Thermo Electron Corp.	224,210	8,818
	Novartis AG ADR	125,350	7,325
*	Henry Schein, Inc.	123,968	6,216
*	Intuitive Surgical, Inc.	56,100	5,916
*	Celgene Corp.	133,680	5,788
*	Covance, Inc.	63,090	4,188
	Shire Pharmaceuticals Group PLC ADR	79,260	3,915
*	Health Net Inc.	67,940	2,957
			140,529
Industrials (10.3%)
	General Electric Co.	853,530	30,130
	Caterpillar, Inc.	163,670	10,769
	FedEx Corp.	79,880	8,681
	ABB Ltd. ADR	613,660	8,088
	Roper Industries Inc.	167,910	7,512
*	Wesco International, Inc.	89,280	5,181
	C.H. Robinson Worldwide Inc.	102,980	4,591
*	US Airways Group Inc.	75,170	3,332
			78,284

11

			Market
			Value•
		Shares	($000)
Information Technology (27.6%)
	Communications Equipment (7.6%)
*	Cisco Systems, Inc.	1,234,760	28,399
	Motorola, Inc.	463,780	11,595
	QUALCOMM Inc.	296,840	10,790
*	JDS Uniphase Corp.	3,169,570	6,941

	Computers & Peripherals (3.6%)
*	Apple Computer, Inc.	199,530	15,370
*	SanDisk Corp.	123,990	6,638
*	Sun Microsystems, Inc.	1,136,550	5,649

	Internet Software & Services (4.4%)
*	Google Inc.	61,880	24,870
*	Akamai Technologies, Inc.	165,030	8,250

	IT Services (1.7%)
*	Cognizant Technology Solutions Corp.	113,180	8,382
	Global Payments Inc.	97,850	4,306

	Semiconductors & Semiconductor Equipment (7.5%)
	Texas Instruments, Inc.	420,610	13,985
*	Micron Technology, Inc.	697,450	12,136
	Applied Materials, Inc.	668,920	11,860
*	MEMC Electronic Materials, Inc.	220,190	8,066
*	ASML Holding (New York)	242,410	5,643
*	NVIDIA Corp.	177,780	5,261

	Software (2.8%)
*	Oracle Corp.	459,180	8,146
*	Electronic Arts Inc.	95,120	5,296
*	Citrix Systems, Inc.	139,390	5,047
*	salesforce.com, Inc.	78,210	2,806
			209,436
Materials (3.5%)
	Monsanto Co.	225,850	10,617
	BHP Billiton Ltd. ADR	216,860	8,215
	Ecolab, Inc.	169,870	7,274
			26,106

Telecommunication Services (2.7%)
* NII Holdings Inc.	187,220	11,638
* Crown Castle International Corp.	256,720	9,047
		20,685
Total Common Stocks
(Cost $684,123)		758,738
Temporary Cash Investment (0.7%)
1 Vanguard Market Liquidity Fund, 5.306%—Note G
(Cost $5,688)	5,687,500	5,688
Total Investments (100.7%)
(Cost $689,811)		764,426
Other Assets and Liabilities (–0.7%)
Other Assets—Note C		21,217
Liabilities—Note G		(26,457)
		(5,240)
Net Assets (100%)
Applicable to 72,163,253 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		759,186
Net Asset Value Per Share		$10.52

At September 30, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	1,230,214	$17.05
Overdistributed Net
Investment Income	(1,227)	(.02)
Accumulated Net
Realized Losses	(544,416)	(7.54)
Unrealized Appreciation	74,615	1.03
Net Assets	759,186	$10.52

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

12

Statement of Operations

Year Ended
September 30, 2006
($000)
Investment Income
Income
Dividends	5,896
Interest[1]	554
Security Lending	19
Total Income	6,469
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,010
Performance Adjustment	1,473
The Vanguard Group—Note C
Management and Administrative	2,224
Marketing and Distribution	208
Custodian Fees	21
Auditing Fees	18
Shareholders’ Reports	25
Trustees’ Fees and Expenses	1
Total Expenses	6,980
Expenses Paid Indirectly—Note D	(231)
Net Expenses	6,749
Net Investment Income (Loss)	(280)
Realized Net Gain (Loss) on Investment Securities Sold	51,651
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(19,950)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,421

1 Interest income from an affiliated company of the fund was $554,000.

13

Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	(280)	46
Realized Net Gain (Loss)	51,651	54,527
Change in Unrealized Appreciation (Depreciation)	(19,950)	54,443
Net Increase (Decrease) in Net Assets Resulting from Operations	31,421	109,016
Distributions
Net Investment Income	(71)	(899)
Realized Capital Gain	—	—
Total Distributions	(71)	(899)
Capital Share Transactions—Note H
Issued	194,867	131,761
Issued in Lieu of Cash Distributions	68	856
Redeemed	(180,174)	(292,892)
Net Increase (Decrease) from Capital Share Transactions	14,761	(160,275)
Total Increase (Decrease)	46,111	(52,158)
Net Assets
Beginning of Period	713,075	765,233
End of Period[1]	759,186	713,075

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,227,000) and ($893,000).

14

Financial Highlights

Growth Equity Fund

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.05	$8.68	$8.32	$6.33	$8.23
Investment Operations
Net Investment Income (Loss)	(.009)	.001	.01	.018	.01
Net Realized and Unrealized Gain (Loss)
on Investments	.480	1.380	.37	1.990	(1.91)
Total from Investment Operations	.471	1.381	.38	2.008	(1.90)
Distributions
Dividends from Net Investment Income	(.001)	(.011)	(.02)	(.018)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.001)	(.011)	(.02)	(.018)	—
Net Asset Value, End of Period	$10.52	$10.05	$8.68	$8.32	$6.33

Total Return	4.69%	15.92%	4.56%	31.79%	–23.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$759	$713	$765	$724	$500
Ratio of Total Expenses to
Average Net Assets[1]	0.91%	0.88%	0.72%	0.54%	0.58%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.04%)	0.01%	0.14%	0.25%	0.12%
Portfolio Turnover Rate	147%	147%	162%	220%	273%

1 Includes performance-based investment advisory fee increases (decreases) of 0.19%, 0.11%, (0.04%), (0.29%), and (0.20%).

See accompanying Notes, which are an integral part of the Financial Statements.

15

Notes to Financial Statements

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fenway Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Growth Index. For the year ended September 30, 2006, the investment advisory fee represented an effective annual basic rate of 0.39% of the fund’s average net assets before an increase of $1,473,000 (0.19%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2006, the fund had contributed capital of $80,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

16

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2006, these arrangements reduced the fund’s expenses by $231,000 (an annual rate of 0.03% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, the fund had a net operating loss of $25,000 for the year ended September 30, 2006; this amount has been reclassified from overdistributed net investment income to paid-in capital. At September 30, 2006, the fund had available realized losses of $544,258,000 to offset future net capital gains of $407,776,000 through September 30, 2010, and $136,482,000 through September 30, 2011.

At September 30, 2006, the cost of investment securities for tax purposes was $689,817,000. Net unrealized appreciation of investment securities for tax purposes was $74,609,000, consisting of unrealized gains of $88,602,000 on securities that had risen in value since their purchase and $13,993,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2006, the fund purchased $1,137,394,000 of investment securities and sold $1,112,216,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at September 30, 2006, was $5,450,000, for which the fund received cash collateral of $5,688,000.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	18,437	14,116
Issued in Lieu of Cash Distributions	6	89
Redeemed	(17,218)	(31,404)
Net Increase (Decrease) in Shares Outstanding	1,225	(17,199)

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund's fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund's tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund's financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard Growth Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth Equity Fund (the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2006

Special 2006 tax information (unaudited) for Vanguard Growth Equity Fund

This information for the fiscal year ended September 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $71,000 of qualified dividend income to shareholders during the fiscal year.

18

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth Equity Fund
Periods Ended September 30, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	4.69%	5.16%	5.67%
Returns After Taxes on Distributions	4.69	5.13	3.13
Returns After Taxes on Distributions and Sale of Fund Shares	3.05	4.43	3.76

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Equity Fund	3/31/2006	9/30/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$952.04	$3.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.21	3.90

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.77%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

21

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Growth Equity Fund has renewed the fund’s investment advisory agreement with Turner Investment Partners, Inc. The board determined that the retention of Turner was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of Turner’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of the firm. The board noted that Turner Investment Partners has 16 years of experience in managing growth equity portfolios. Bob Turner, co-founder of Turner Investment Partners, has been the portfolio manager since the fund’s inception in 1992. The Fund was adopted by Vanguard in 2000. Using a combination of quantitative, fundamental, and technical analyses, Turner seeks to buy stocks with strong earnings potential and reasonable valuations.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the advisor has carried out the fund’s investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Turner Investment Partners in determining whether to approve the advisory fee, because Turner is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board also approved a change to the process for the quarterly calculation of Turner’s asset-based fee. The calculation now will be based on the average daily net assets of the fund rather than the average month-end net assets.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

22

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
142 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
142 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
142 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
142 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
142 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
142 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
142 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
142 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
142 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5440 112006

Vanguard® PRIMECAP Core Fund

> Annual Report

September 30, 2006

>	Vanguard PRIMECAP Core Fund returned 12.6%, outpacing its comparative standards, for the 12 months ended September 30.

>	The fund’s success reflected strong stock selection in the consumer discretionary, information technology, and energy sectors.

>	The fund’s weak spots were mainly errors of omission, such as an underweighting in financials.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
Your Fund’s After-Tax Returns	21
About Your Fund’s Expenses	22
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal year ended September 30, 2006
Total
Returns
Vanguard PRIMECAP Core Fund	12.6%
MSCI US Prime Market 750 Index	10.8
Average Multi-Cap Core Fund[1]	8.4

Your Fund’s Performance at a Glance
September 30, 2005–September 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Core Fund	$10.98	$12.28	$0.050	$0.029

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During its first full fiscal year, Vanguard PRIMECAP Core Fund returned 12.6%, besting its benchmark index and peer-group average. This impressive showing in a buoyant market reflected benchmark-beating stock selection in the consumer discretionary, information technology, and energy arenas.

If you own Vanguard PRIMECAP Core Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 21.

Stocks endured some rough going, then recovered to post strong results

The stock market advanced through the first part of the fund’s fiscal year, then hit a speed bump in May, as investors feared that the economy was growing too rapidly. But a slowdown in the housing market, coupled with a late-summer decline in oil prices, helped to allay inflation concerns. The broad market rebounded to post a solid 10.5% return for the 12 months. Value-oriented stocks outperformed growth stocks, and large-capitalization stocks edged out small-caps, one of the market’s best-performing segments in recent years.

International stocks handily outpaced domestic issues, continuing a multiyear trend. European and emerging-market stocks fared particularly well. Stocks in the Pacific region also performed admirably, even though Japanese stocks did not fully participate in the global market’s summer recovery.

2

In the bond market, prices rallied as the Fed paused

At its August and September meetings, the Federal Reserve Board twice voted to maintain the federal funds rate at 5.25%, marking a pause in the central bank’s two-year inflation-fighting campaign. With investor sentiment buoyed by the Fed’s near-term inflation outlook, interest rates decreased, driving bond prices higher. The broad taxable bond market finished the period with a 3.7% return, and municipal bonds performed slightly better.

Although rates decreased along the entire maturity spectrum in late summer, the difference between the yields of the shortest- and longest-term issues remained narrow by historical standards. At the end of September, the U.S. Treasury yield curve was actually inverted, meaning that short-term issues such as 3-month and 6-month Treasury notes offered higher yields than those with longer maturities.

Your fund took a distinctive path to market-beating performance

Vanguard PRIMECAP Core Fund began operations less than two years ago. Because the fund’s advisor, PRIMECAP Management Company, invests with a long time horizon, the portfolio is still taking shape. Indeed, at the end of the fiscal year, the fund still had about 8% of its assets in short-term reserves.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.2%	12.8%	7.6%
Russell 2000 Index (Small-caps)	9.9	15.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	10.5	13.3	8.6
MSCI All Country World Index ex USA (International)	19.4	23.9	16.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	3.7%	3.4%	4.8%
Lehman Municipal Bond Index	4.5	4.4	5.2
Citigroup 3-Month Treasury Bill Index	4.4	2.6	2.2

CPI
Consumer Price Index	2.1%	3.1%	2.6%

3

The early results are nevertheless impressive—both the fund’s return and the manner in which it was produced. For example, while the information technology sector in the overall market turned in a generally lackluster performance, your fund capitalized on a concentrated selection of firms that produce software, chip-making equipment, and materials for flat-screen TVs.

A similar divergence worked to the fund’s benefit in the consumer discretionary sector. The fund earned returns above 20% from holdings at the nexus of entertainment delivery and production, such as Univision, Walt Disney, Sony, and DIRECTV. The fund also held retailers—for example, TJX Companies and Kohl’sthat rallied despite investor uncertainty about consumer spending power. In the broad market, by contrast, consumer discretionary stocks generated below-benchmark returns, depressed by results for homebuilders, automakers, and other purveyors of big-ticket items.

We expect this tendency to look—and behave—differently from the market to be a defining characteristic of Vanguard PRIMECAP Core Fund. The difference reflects PRIMECAP Management Company’s emphasis on intensive stock-by-stock research and willingness to invest heavily in what it considers the best opportunities, whatever their market sector or benchmark weighting may be.

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Multi-Cap
	Fund	Core Fund
PRIMECAP Core Fund	0.60%	1.28%

Total Returns
	December 9, 2004,[2] Through September 30, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
PRIMECAP Core Fund	12.5%	$12,364
MSCI US Prime Market 750 Index	9.4	11,757
Average Multi-Cap Core Fund	8.4	11,576

1 Fund expense ratio reflects the 12 months ended September 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

2 Inception date.

4

At times, of course, the fund can pay a penalty for being different. During the past 12 months, for example, it missed out on opportunities in the financials sector. The advisor maintained relatively modest exposure to strongly performing banks, brokerages, and other financial services firms, and the fund’s holdings in the sector underperformed those in the benchmark.

Since the fund’s December 9, 2004, inception, however, successes have more than offset the shortfalls. The fund has returned an annualized 12.5%, compared with the benchmark’s 9.4% result and the peer group’s average return of 8.4%. Even over this short time period, a hypothetical investment of $10,000 in Vanguard PRIMECAP Core Fund would have produced several hundred dollars more wealth than that same investment compounded at the returns of the comparative standards.

Provision your portfolio for a long-term journey

Although the U.S. stock market finished the 12-month period with a solid return, the journey was circuitous: a strong start, a mid-May swoon, and a powerful finish. These ups and downs are an unavoidable fact of investing life.

Our time-tested counsel to shareholders traveling across the market’s peaks and valleys toward long-term goals is to diversify both within and across asset classes. Within the stock market portion of your portfolio, for example, you can complement the large-cap-oriented PRIMECAP Core Fund with smaller stocks, potentially moderating the overall volatility of your stock investments. You can temper portfolio risk more dramatically by balancing stock funds with bond and money market funds in an allocation consistent with your goals and circumstances.

This simple plan gives you the opportunity to pursue the high potential returns available from stocks while paying heed to risk control. Vanguard PRIMECAP Core Fund can play an important role in such a plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 13, 2006

5

Advisor’s Report

During the past 12 months, equity markets delivered solid returns. Vanguard PRIMECAP Core Fund returned 12.6%, exceeding the 10.8% return of the MSCI US Prime Market 750 Index and the 8.4% average gain of the fund’s peer group.

Investment environment

Overall, fiscal 2006 was a strong year for stocks; however, it was a relatively challenging environment for growth stocks, as investors showed a strong preference for value stocks. Stocks struggled during the summer as the market wrestled with whether the Federal Reserve Board would continue to hike interest rates, threatening economic growth, or would pause, satisfied that the specter of inflation was less of a concern than preserving economic growth.

Since the Fed’s August 8 decision to leave short-term interest rates unchanged, stocks have trended higher. Additionally, energy and commodity prices have recently declined from historical highs, providing much-needed relief to consumers and further mitigating inflationary concerns. Valuations, in our view, appear attractive in light of low long-term interest rates and modest inflationary expectations; however, with corporate profit margins at record highs, multiple expansion from the current level may prove difficult.

We continue to see relatively low premiums for high-quality growth stocks. The valuation differential between growth and value stocks remains near a 20-year low. Because our objective is to buy companies with superior growth at reasonable prices, we believe this valuation compression has afforded us some compelling investment opportunities.

Our successes

The fund’s outperformance relative to the index was driven by stock selections in the information technology and consumer discretionary sectors. Our small position in a handful of energy-related companies that largely resisted the sector’s pullback also made an important contribution.

Among technology stocks, our increased emphasis on software companies contributed significantly to the fiscal year’s results. During the period, we earned strong returns from Intuit and Oracle. Other strong technology performers included Corning, the leading manufacturer of glass substrate used in LCD televisions, and semiconductor-equipment company ASML Holding.

T

he fund earned excellent returns in the consumer discretionary sector from broadcasting and entertainment companies such as Univision, Walt Disney, DIRECTV, and Sony. Our returns in the embattled energy sector were driven by an emphasis on equipment and service companies such as Schlumberger, which proved less sensitive than producers to the downturn in oil and gas prices.

6

Roche Holdings, Novartis, TJX, and Monsanto also made strong contributions to our returns during the year.

Our shortfalls

We sustained setbacks in our health care positions. Medical-device makers Boston Scientific and Medtronic performed poorly. Product recalls, FDA inquiries, safety concerns, and declining reimbursement rates have had a short-term impact on growth rates and investor psychology. Additionally, Boston Scientific has found the initial integration of Guidant to be more challenging than expected. We have increased our holdings of these two stocks, as we believe the short-term issues will eventually be favorably resolved and the long-term growth prospects of the implantable device and stent industries remain intact.

Other shortfalls included semiconductor company Intel, telecommunications companies Nortel and Sprint Nextel, Internet companies eBay and Yahoo!, drug company Sepracor, and energy companies EOG Resources and EnCana.

Outlook

We remain especially enthusiastic about information technology and health care companies—sectors that accounted for many of our largest purchases during the past 12 months. We’ve added to some of the software companies that helped generate strong returns during the past year, including Oracle. We believe that four major trends will drive strong demand for software through the rest of the decade and beyond: (1) the availability of inexpensive bandwidth as broadband penetration among U.S. households doubles from 40%; (2) the sharing and storage of digital information, such as photos, data files, music, and video; (3) the convergence of voice, data, video, and wireless services; and (4) the need to protect and secure data and identities.

We’ve also been adding to our positions in the health care sector, although the recent performance of health care stocks has continued to be poor. Pharmaceuticals have been among the worst-performing industry groups within the Standard & Poor’s 500 Index for the past four years, and we have continued to increase our commitment to the group. Despite public concern about drug prices, we see pharmaceuticals as part of the solution to higher health care costs. A recent study of nearly 200,000 patients published in the New England Journal of Medicine showed that capping drug benefits not only resulted in increased hospitalizations and deaths but produced no net cost savings. The money saved by spending less on drugs was spent on increased medical care for those patients whose drug benefits were capped. With the difference between the price/earnings ratios of pharmaceutical stocks and that of the S&P 500 close to a 40-year low, they appear undervalued.

7

We believe that the two segments of the economy most vulnerable to a slowdown are consumers and financial institutions. Consumer home equity extractions, which ranged between $100 billion and $200 billion for most of the 1980s and early 1990s, increased to $700 billion in 2005. With short-term interest rates rising and the housing market seemingly slowing, this source of liquidity is drying up.

Financial institutions will be hurt by deteriorating consumer finances, as well as by the relatively flat yield curve, which makes it more difficult for banks to arbitrage the difference between the interest rates of short-term deposits and long-term investments. While financial stocks account for approximately 22% of the MSCI US Prime Market 750 Index’s value, the sector makes up only about 7% of portfolio assets, reflecting our pessimism for this area.

Joel P. Fried		Howard B. Schow
Portfolio Manager		Portfolio Manager
Theo A. Kolokotrones
Portfolio Manager
Mitchell J. Milias		Alfred W. Mordecai
Portfolio Manager		Portfolio Manager

PRIMECAP Management Company, LLP		October 18, 2006

8

Fund Profile

As of September 30, 2006

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	103	750
Median Market Cap	$27.7B	$44.8B
Price/Earnings Ratio	21.8x	17.3x
Price/Book Ratio	3.2x	2.8x
Yield	0.9%	1.8%
Return on Equity	14.9%	18.5%
Earnings Growth Rate	16.8%	17.1%
Foreign Holdings	16.3%	0.0%
Turnover Rate	5%	—
Expense Ratio	0.60%	—
Short-Term Reserves	8%	—

Sector Diversification (% of portfolio)
		Comparative
	Fund	Index[1]
Consumer Discretionary	15%	11%
Consumer Staples	1	9
Energy	5	9
Financials	7	22
Health Care	22	13
Industrials	8	11
Information Technology	26	15
Materials	7	3
Telecommunication Services	1	3
Utilities	0	4
Short-Term Reserves	8%	—

Ten Largest Holdings[2] (% of total net assets)

Eli Lilly & Co.	pharmaceuticals	3.2%
Novartis AG ADR	pharmaceuticals	3.1
Medtronic, Inc.	health care equipment	2.8
Intuit, Inc.	application software	2.5
ASML Holding (New York)	semiconductor equipment	2.4
Pfizer Inc.	pharmaceuticals	2.3
Corning, Inc.	communications equipment	2.0
Schlumberger Ltd.	oil and gas equipment and services	2.0
GlaxoSmithKline PLC ADR	pharmaceuticals	2.0
Oracle Corp.	systems software	2.0
Top Ten		24.3%

Investment Focus

1 MSCI US Prime Market 750 Index.

2 “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 23 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 9, 2004–September 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2006		of a $10,000
	One Year	Since Inception[1]	Investment
PRIMECAP Core Fund[2]	12.61%	12.46%	$12,364
MSCI US Prime Market 750 Index	10.79	9.36	11,757
Average Multi-Cap Core Fund[3]	8.38	8.43	11,576

Fiscal Year Total Returns (%): December 9, 2004–September 30, 2006

1 December 9, 2004.

2 Total return figures do not reflect of the 1% fee assessed on redemptions of shares held for less than one year.

3 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 16 for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets

As of September 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (91.8%)
Consumer Discretionary (15.2%)
*	Bed Bath & Beyond, Inc.	1,117,791	42,767
	Sony Corp. ADR	1,049,000	42,338
*	Kohl’s Corp.	486,200	31,564
	TJX Cos., Inc.	993,025	27,834
	The Walt Disney Co.	787,900	24,354
*	Univision Communications Inc.	700,000	24,038
*	DIRECTV Group, Inc.	1,120,725	22,056
*	Comcast Corp. Class A	540,000	19,899
	Best Buy Co., Inc.	296,900	15,902
	Mattel, Inc.	765,200	15,074
	Whirlpool Corp.	160,000	13,458
	Yum! Brands, Inc.	214,000	11,139
	Nordstrom, Inc.	237,400	10,042
	Target Corp.	177,650	9,815
	Eastman Kodak Co.	300,000	6,720
	Time Warner, Inc.	353,250	6,440
	Lowe’s Cos., Inc.	130,600	3,665
	News Corp., Class A	180,000	3,537
*	IAC/InterActiveCorp	108,250	3,113
*	Expedia, Inc.	108,250	1,697
			335,452
Consumer Staples (0.7%)
	Avon Products, Inc.	340,000	10,424
	Costco Wholesale Corp.	100,000	4,968
			15,392
Energy (4.8%)
	Schlumberger Ltd.	722,900	44,841
	EnCana Corp.	414,900	19,372
	EOG Resources, Inc.	240,000	15,612
	Murphy Oil Corp.	167,000	7,941
*	National Oilwell Varco Inc.	80,000	4,684
	Chevron Corp.	64,440	4,180
*	Transocean Inc.	48,425	3,546
	GlobalSantaFe Corp.	70,000	3,499

*	Cameron International Corp. 39,300		1,899
	Pioneer Natural Resources Co.	32,900	1,287
			106,861
Financials (7.0%)
*	Berkshire Hathaway Inc.Class B	9,400	29,836
	Marsh & McLennan Cos., Inc.	968,175	27,254
	The Bank of New York Co., Inc.	669,800	23,617
	The Chubb Corp.	363,950	18,911
	Fannie Mae	260,000	14,537
	The St. Paul Travelers, Cos. Inc.	250,000	11,723
	American International Group, Inc.	149,725	9,921
	MBIA, Inc.	117,425	7,215
	Fifth Third Bancorp	176,800	6,733
	Washington Mutual, Inc.	100,000	4,347
			154,094
Health Care (22.1%)
	Biotechnology (2.8%)
*	Amgen, Inc.	510,300	36,502
*	Biogen Idec Inc.	528,425	23,610
*	Genzyme Corp.	9,100	614

	Health Care Equipment & Supplies (4.5%)
	Medtronic, Inc.	1,313,500	60,999
*	Boston Scientific Corp.	2,619,991	38,750

	Life Science Tools & Services (0.6%)
*	Waters Corp.	280,000	12,678

	Pharmaceuticals (14.3%)
	Eli Lilly & Co.	1,245,000	70,965
	Novartis AG ADR	1,177,800	68,831

11

			Market
			Value•
		Shares	($000)
	Pfizer Inc.	1,774,550	50,326
	GlaxoSmithKline PLC ADR	840,000	44,713
	Roche Holdings AG	245,000	42,210
*	Sepracor Inc.	780,400	37,803
			488,001
Industrials (8.1%)
	Southwest Airlines Co.	2,550,825	42,497
	Avery Dennison Corp.	560,000	33,695
	FedEx Corp.	204,975	22,277
	Union Pacific Corp.	200,000	17,600
	3M Co.	163,000	12,130
	Fluor Corp.	155,000	11,918
	General Electric Co.	300,000	10,590
*	McDermott International, Inc.	240,000	10,032
	Burlington Northern Santa Fe Corp.	100,000	7,344
	Canadian National Railway Co.	160,000	6,710
	Caterpillar, Inc.	60,950	4,011
			178,804
Information Technology (26.4%)
	Communications Equipment (6.1%)
*	Corning, Inc.	1,841,700	44,956
	LM Ericsson Telephone Co. ADR Class B	560,000	19,292
*	Research In Motion Ltd.	154,300	15,839
*	Nortel Networks Corp.	6,757,500	15,542
*	Comverse Technology, Inc.	686,725	14,723
	Motorola, Inc.	540,000	13,500
	QUALCOMM Inc.	306,800	11,152

	Computers & Peripherals (1.2%)
*	EMC Corp.	2,157,300	25,844

	Electronic Equipment & Instruments (0.7%)
*	Agilent Technologies, Inc.	455,000	14,874

	Internet Software & Services (1.9%)
*	eBay Inc.	635,500	18,023
*	Yahoo! Inc.	639,000	16,154
*	Google Inc.	18,000	7,234

	IT Services (0.9%)
	Accenture Ltd.	380,500	12,066
	Paychex, Inc.	240,000	8,844

	Semiconductors &Semiconductor Equipment (8.1%)
*	ASML Holding (New York)	2,282,400	53,134
	Texas Instruments, Inc.	1,256,900	41,792
	Intel Corp.	1,700,300	34,975

Applied Materials, Inc.	1,050,100	18,618
* Altera Corp.	720,000	13,234
KLA-Tencor Corp.	240,000	10,673
* Micron Technology, Inc.	350,000	6,090

Software (7.5%)
* Intuit, Inc.	1,689,600	54,219
* Oracle Corp.	2,500,600	44,361
Microsoft Corp.	1,274,500	34,832
* Symantec Corp.	1,536,900	32,705
		582,676
Materials (6.7%)
Potash Corp. of
Saskatchewan, Inc.	191,100	19,911
Praxair, Inc.	326,975	19,344
Monsanto Co.	355,350	16,705
Weyerhaeuser Co.	266,600	16,404
Alcoa Inc.	480,300	13,468
Vulcan Materials Co.	172,000	13,459
Inco Ltd.	160,000	12,203
MeadWestvaco Corp.	400,000	10,604
Dow Chemical Co.	237,225	9,247
Phelps Dodge Corp.	104,000	8,809
Newmont Mining Corp.
(Holding Co.)	200,000	8,549
		148,703
Telecommunication Services (0.8%)
Sprint Nextel Corp.	890,050	15,264
Embarq Corp.	34,897	1,688
		16,952
Total Common Stocks
(Cost $1,835,111)		2,026,935
Temporary Cash Investment (8.5%)
[1] Vanguard Market Liquidity
Fund, 5.306%
(Cost $186,571)	186,570,889	186,571
Total Investments (100.3%)
(Cost $2,021,682)		2,213,506
Other Assets and Liabilities (–0.3%)
Other Assets—Note C		5,632
Liabilities		(11,399)
		(5,767)
Net Assets (100%)
Applicable to 179,855,588 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,207,739
Net Asset Value Per Share		$12.28

12

At September 30, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	1,989,373	$11.07
Undistributed Net
Investment Income	11,441.06
Accumulated Net
Realized Gains	15,098.08
Unrealized Appreciation
Investment Securities	191,824	1.07
Foreign Currencies	3	—
Net Assets	2,207,739	$12.28

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note D in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt.

13

Statement of Operations

Year Ended
September 30, 2006
($000)
Investment Income
Income
Dividends[1]	15,732
Interest[2]	8,478
Security Lending	80
Total Income	24,290
Expenses
Investment Advisory Fees—Note B	5,625
The Vanguard Group—Note C
Management and Administrative	3,656
Marketing and Distribution	361
Custodian Fees	25
Auditing Fees	18
Shareholders’ Reports	33
Trustees’ Fees and Expenses	2
Total Expenses	9,720
Net Investment Income	14,570
Realized Net Gain (Loss)
Investment Securities Sold	16,330
Foreign Currencies	(6)
Realized Net Gain (Loss)	16,324
Change in Unrealized Appreciation (Depreciation)
Investment Securities	137,586
Foreign Currencies	3
Change in Unrealized Appreciation (Depreciation)	137,589
Net Increase (Decrease) in Net Assets Resulting from Operations	168,483

1 Dividends are net of foreign withholding taxes of $280,000.

2 Interest income from an affiliated company of the fund was $8,478,000.

14

Statement of Changes in Net Assets

	Year Ended	Dec. 9, 2004[1]
	Sept. 30,	to Sept. 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,570	2,782
Realized Net Gain (Loss)	16,324	2,517
Unrealized Appreciation (Depreciation)	137,589	54,238
Net Increase (Decrease) in Net Assets Resulting from Operations	168,483	59,537
Distributions
Net Investment Income	(5,225)	—
Realized Capital Gain[2]	(3,030)	—
Total Distributions	(8,255)	—
Capital Share Transactions—Note F
Issued	1,275,807	909,458
Issued in Lieu of Cash Distributions	7,589	—
Redeemed[3]	(178,080)	(26,800)
Net Increase (Decrease) from Capital Share Transactions	1,105,316	882,658
Total Increase (Decrease)	1,265,544	942,195
Net Assets
Beginning of Period	942,195	—
End of Period[4]	2,207,739	942,195

1 Inception.

2 Includes fiscal 2006 short-term gain distributions totaling $3,030,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net of redemption fees of $760,000 and $245,000.

4 Net Assets–End of Period includes undistributed net investment income of $11,441,000 and $2,730,000.

15

Financial Highlights

	Year	Dec. 9,
	Ended	2004[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2006	2005
Net Asset Value, Beginning of Period	$10.98	$10.00
Investment Operations
Net Investment Income	.090	.03
Net Realized and Unrealized Gain (Loss) on Investments	1.289	.95
Total from Investment Operations	1.379	.98
Distributions
Dividends from Net Investment Income	(.050)	—
Distributions from Realized Capital Gains	(.029)	—
Total Distributions	(.079)	—
Net Asset Value, End of Period	$12.28	$10.98

Total Return[2]	12.61%	9.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,208	$942
Ratio of Total Expenses to Average Net Assets	0.60%	0.72%[3]
Ratio of Net Investment Income to Average Net Assets	0.90%	0.58%[3]
Portfolio Turnover Rate	5%	6%

1 Inception.

2 Total return does not reflect the 1% fee assessed on redemptions of shares held for less than one year.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fenway Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

17

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2006, the investment advisory fee represented an effective annual rate of 0.35% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2006, the fund had contributed capital of $223,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2006, the fund realized net foreign currency losses of $6,000, which decreased distributable net investment income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $628,000 from undistributed net investment income, and $675,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2006, the fund had $18,593,000 of ordinary income and $8,767,000 of long-term capital gains available for distribution.

At September 30, 2006, the cost of investment securities for tax purposes was $2,021,682,000. Net unrealized appreciation of investment securities for tax purposes was $191,824,000, consisting of unrealized gains of $248,834,000 on securities that had risen in value since their purchase and $57,010,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2006, the fund purchased $1,089,112,000 of investment securities and sold $69,538,000 of investment securities, other than temporary cash investments.

18

F. Capital shares issued and redeemed were:

	Year Ended	December 9, 2004[1] to
	September 30, 2006	September 30, 2005
	Shares	Shares
	(000)	(000)
Issued	108,570	88,417
Issued in Lieu of Cash Distributions	660	—
Redeemed	(15,210)	(2,581)
Net Increase (Decrease) in Shares Outstanding	94,020	85,836

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1 Inception.

19

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard PRIMECAP Core Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Core Fund (the “Fund”) at September 30, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from December 9, 2004 (commencement of operations) through September 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2006

Special 2006 tax information (unaudited) for Vanguard PRIMECAP Core Fund

This information for the fiscal year ended September 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $378,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $6,991,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 58.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Core Fund
Periods Ended September 30, 2006
	One	Since
	Year[1]	Inception[2]
Returns Before Taxes	12.61%	12.46%
Returns After Taxes on Distributions	12.47	12.38
Returns After Taxes on Distributions and Sale of Fund Shares	8.31	10.64

1 Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.

2 December 9, 2004.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	3/31/2006	9/30/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,019.09	$2.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.16	2.94

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.58%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
142 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
142 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
142 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
142 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
142 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
142 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
142 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
142 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
142 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12200 112006

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2006: $62,000
Fiscal Year Ended September 30, 2005: $54,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended September 30, 2006: $2,347,620
Fiscal Year Ended September 30, 2005: $2,152,740

(b)     Audit-Related Fees.

Fiscal Year Ended September 30, 2006: $530,000
Fiscal Year Ended September 30, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended September 30, 2006: $101,300
Fiscal Year Ended September 30, 2005: $94,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended September 30, 2006: $0
Fiscal Year Ended September 30, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2006: $101,300
Fiscal Year Ended September 30, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 17, 2006

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 17, 2006

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.